Exhibit 24(b)

                              Alabama Power Company
                              600 North 18th Street
                            Birmingham, Alabama 35291

                                January 25, 2002



Gale E. Klappa                                       Wayne Boston
270 Peachtree Street, N.W.                           241 Ralph McGill Blvd. NE
Atlanta, Georgia  30303                              Atlanta, Georgia 30308-3374

Dear Sirs:

         Alabama Power Company proposes to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, (1) its Annual Report on Form 10-K for the year ended December 31, 2001, and (2) its quarterly reports on Form 10-Q during 2002.

         Alabama Power Company and the undersigned directors and officers of said Company, individually as a director and/or as an officer of the Company, hereby make, constitute and appoint Gale E. Klappa and Wayne Boston our true and lawful Attorneys for each of us and in each of our names, places and steads to sign and cause to be filed with the Securities and Exchange Commission in connection with the foregoing said Annual Report on Form 10-K, quarterly reports on Form 10-Q, and any appropriate amendment or amendments thereto and any necessary exhibits.

                                            Yours very truly,

                                            ALABAMA POWER COMPANY



                                            By /s/Charles D. McCrary
                                                 Charles D. McCrary
                                            President and Chief Executive
                                                     Officer

       /s/Whit Armstrong                       /s/Mayer Mitchell
        Whit Armstrong                          Mayer Mitchell


      /s/David J. Cooper                      /s/William V. Muse
        David J. Cooper                         William V. Muse


     /s/H. Allen Franklin                     /s/Robert D. Powers
       H. Allen Franklin                       Robert D. Powers


      /s/R. Kent Henslee                ______________________________
        R. Kent Henslee                        Andreas Renschler


______________________________                  /s/C. Dowd Ritter
        Carl E. Jones, Jr                         C. Dowd Ritter


       /s/Patricia M. King                     /s/James H. Sanford
         Patricia M. King                        James H. Sanford


        /s/James K. Lowder                     /s/John Cox Webb, IV
          James K. Lowder                        John Cox Webb, IV


     /s/Wallace D. Malone, Jr.                  /s/James W. Wright
      Wallace D. Malone, Jr.                      James W. Wright


       /s/Charles D. McCrary                /s/William B. Hutchins, III
        Charles D. McCrary                   William B. Hutchins, III


       /s/Thomas C. Meredith                     /s/Art P. Beattie
        Thomas C. Meredith                        Art P. Beattie

Extract from minutes of meeting of the board of directors of Alabama Power Company.

                               - - - - - - - - - -

                  RESOLVED: That for the purpose of signing and filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934, Alabama Power Company's annual report on Form 10-K for the year ended December 31, 2001, and its 2002 quarterly reports on Form 10-Q, and of remedying any deficiencies with respect thereto by appropriate amendment or amendments, Alabama Power Company, the members of its Board of Directors, and its officers are authorized to give their several powers of attorney to Gale E. Klappa and Wayne Boston, in substantially the form of power of attorney presented to this meeting.

                               - - - - - - - - - -

                  The undersigned officer of Alabama Power Company does hereby certify that the foregoing is a true and correct copy of resolution duly and regularly adopted at a meeting of the board of directors of Alabama Power Company, duly held on January 25, 2002, at which a quorum was in attendance and voting throughout, and that said resolution has not since been rescinded but is still in full force and effect.


Dated March 25, 2002                              ALABAMA POWER COMPANY


                                                  By /s/Wayne Boston
                                                     Wayne Boston
                                                  Assistant Secretary